UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2010

BLACKBAUD, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50600	11-2617163
(Commission File Number)	(IRS Employer ID Number)

2000 Daniel Island Drive, Charleston, South Carolina	29492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2010 annual meeting of stockholders for Blackbaud, Inc. was held on June 23, 2010.

At the meeting, our stockholders elected two Class C members to our board of directors for a term expiring at the annual meeting of stockholders in 2013, as follows:

Members	Number of Shares Voted For	Number of Shares Against or Withheld (Includes Abstentions)	Broker Non-Votes
Marc E. Chardon	39,426,339	780,992	2,079,682
John P. McConnell	29,286,372	10,920,959	2,079,682

Our stockholders also ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending 2010. The vote for such ratification was 42,112,522 shares for, 174,491 shares against (including abstentions) and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date: June 24, 2010	/s/ Timothy V. Williams
Timothy V. Williams,
Senior Vice President and Chief Financial Officer